UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2017

Hilton Worldwide Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36243	27-4384691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7930 Jones Branch Drive, Suite 1100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 883-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2017, Hilton Worldwide Holdings Inc. (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Hilton 2017 Omnibus Incentive Plan (the “2017 Plan”), which had been previously recommended for approval by the Company’s Compensation Committee of the Board of Directors and previously approved by the Company’s Board of Directors, in each case, subject to stockholder approval. The 2017 Plan became effective as of the date of such stockholder approval.

The material features of the 2017 Plan are described in the section entitled “Proposal 2 – Approval of the Hilton 2017 Omnibus Incentive Plan” on pages 13 through 22 of the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 13, 2017 (the “Proxy Statement”), which pages are incorporated herein by reference. A copy of the 2017 Plan, as approved by the Company’s stockholders and adopted by the Company, is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the matters disclosed in the Proxy Statement. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Election of Directors

At the annual meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring in 2018 or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Withheld	Abstentions	Broker Non-Votes
Christopher J. Nassetta	305,421,496	800,480	—	5,391,203
Jonathan D. Gray	299,475,295	6,746,681	—	5,391,203
Charlene T. Begley	304,949,801	1,272,175	—	5,391,203
Jon M. Huntsman, Jr.	300,619,496	5,602,480	—	5,391,203
Judith A. McHale	301,245,903	4,976,073	—	5,391,203
John G. Schreiber	304,470,455	1,751,521	—	5,391,203
Elizabeth A. Smith	303,955,435	2,266,541	—	5,391,203
Douglas M. Steenland	301,747,198	4,474,778	—	5,391,203
William J. Stein	301,759,218	4,462,758	—	5,391,203

Proposal No. 2 – Approval of the Hilton 2017 Omnibus Incentive Plan

The Company’s stockholders approved the Hilton 2017 Omnibus Incentive Plan.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
300,826,597	5,367,951	27,428	5,391,203

Proposal No. 3 - Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2017.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
308,701,743	2,888,045	23,391	—

Proposal No. 4 – Non-Binding Vote on Executive Compensation

The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
302,158,907	4,012,177	50,892	5,391,203

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Hilton 2017 Omnibus Incentive Plan.

99.1	The section entitled “Proposal 2 – Approval of the Hilton 2017 Omnibus Incentive Plan,” of the Company’s definitive Proxy Statement (incorporated by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on April 13, 2017 (File No. 001-36243)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON WORLDWIDE HOLDINGS INC.

By:	/S/ KEVIN J. JACOBS
Name:	Kevin J. Jacobs
Title:	Executive Vice President and Chief Financial Officer

Date: May 26, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Hilton 2017 Omnibus Incentive Plan.

99.1	The section entitled “Proposal 2 – Approval of the Hilton 2017 Omnibus Incentive Plan,” of the Company’s definitive Proxy Statement (incorporated by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on April 13, 2017 (File No. 001-36243)).